UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 18, 2020, Delcath Systems, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”), pursuant to which the Company may offer and sell, from time to time, through Cantor Fitzgerald, as sales agent or principal, shares of the Company’s common stock, par value $0.01 per share (the “Placement Shares”), having an aggregate offering price of up to $10.0 million (the “ATM Offering”).

The Company has no obligation to sell any Placement Shares under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, Cantor Fitzgerald will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of the Nasdaq Stock Market, to sell Placement Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Under the Sales Agreement, Cantor Fitzgerald may sell Placement Shares by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. The Company will pay Cantor Fitzgerald a commission of 3.0% of the aggregate gross proceeds from each sale of Placement Shares, reimburse Cantor Fitzgerald’s legal fees and disbursements up to $50,000 and provide Cantor Fitzgerald with customary indemnification and contribution rights. The Sales Agreement may be terminated by Cantor Fitzgerald or the Company upon notice to the other party as provided in the Sales Agreement, or by Cantor Fitzgerald at any time in certain circumstances, including the occurrence of a material and adverse change in the Company’s business or financial condition that makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares.

The issuance and sale, if any, of the Placement Shares by the Company under the Sales Agreement will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 (Registration Statement No. 333-227970) (the “Registration Statement”), the base prospectus contained therein, dated December 21, 2018, and a prospectus supplement relating to the ATM offering, dated August 18, 2020.

The Sales Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

A copy of the opinion of McCarter & English, LLP, relating to the legality of the Placement Shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is hereby incorporated by reference into the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Placement Shares, nor shall there be any offer, solicitation or sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 8.01	Other Information

In connection with the ATM Offering described in Item 1.01 above, in consideration for a fee equal to 1.05% of the gross sales price per share sold in the ATM Offering, ROTH Capital Advisors, LLC (“Roth”) waived, solely with respect to the ATM Offering, (i) Roth’s right, pursuant to certain engagement letters dated August 14, 2019 and January 13, 2020 between Roth and the Company, to act as placement agent or underwriter with respect to offerings of the Company’s securities and to receive a minimum of 35% of the fees paid to the agents or underwriters for such offerings and (ii) the lock-up provision included in a certain Underwriting Agreement dated May 1, 2020 between Roth and the Company requiring the prior written consent of Roth for any offer or sale of the Company’s common stock by the Company during the 90-day period following the date of the Underwriting Agreement.

In connection with the ATM Offering described in Item 1.01 above, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P. (together, “Rosalind”) waived, solely with respect to the ATM Offering, Rosalind’s right, pursuant to that certain Support and Conversion Agreement dated March 11, 2020 between Rosalind and the Company, as amended, to participate in any offer or sale of the Company’s common stock by the Company occurring within a two-year period.

A copy of the waivers by Roth and Rosalind are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

On August 18, 2020, the Company and the holders of a requisite number of shares of the Company’s Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock and related warrants (the “Holders”) entered into an Amendment to those certain Securities Purchase Agreements, dated July 11, 2020 and August 15, 2019, among the Company and the parties signatory thereto, for the purpose of clarifying that offerings of the Company’s common stock in “at the market” transactions are excluded from the rights of the holders set forth therein. A copy of the Amendment to the Securities Purchase Agreement is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Controlled Equity OfferingSM Sales Agreement, dated August 18, 2020, by and between the Company and Cantor Fitzgerald & Co.

5.1	Opinion of McCarter & English, LLP

23.1	Consent of McCarter & English (included in Exhibit 5.1)

23.2	Consent of Marcum LLP

99.1	Limited Waiver, dated July 17, 2020, between the Company and ROTH Capital Partners, LLC.

99.2	Limited Waiver, dated July 10, 2020, among the Company, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P.

99.3	Amendment to Securities Purchase Agreements, dated as of August 18, 2020, among the Company and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: August 18, 2020	By:	/s/ John Purpura
	Name:	John Purpura
	Title:	Interim Chief Executive Officer